www.matw.com | Nasdaq: MATW Third Quarter Fiscal 2025 Earnings Review August 6, 2025 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer and Treasurer

© 2025 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this release are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, including statements regarding the anticipated timing and benefits of the joint venture transaction with Propelis Group ("Propelis"), and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from management's expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include our ability to achieve the anticipated benefits of the joint venture transaction with Propelis that recently closed, changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures, and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, enterprise resource planning ("ERP") system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP system integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provides management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2025 Matthews International Corporation. All Rights Reserved. 4 BRAND SOLUTIONS MEMORIALIZATION • Benefits from ongoing productivity and cost reduction initiatives and inflationary price realization • Lower casketed deaths and impact of granite backlog reduction efforts in the prior year • Benefits from acquisition of The Dodge Company • Divestiture of SGK Business completed on May 1, 2025 • Portion of earnings in Propelis to be recognized on 3 month lag BUSINESS UPDATE INDUSTRIAL TECHNOLOGIES • Engineering business remains challenged by the impact of the Tesla litigation • Significant increase in customer quotes for energy storage solutions

© 2025 Matthews International Corporation. All Rights Reserved. Key Drivers • Maintaining adjusted EBITDA guidance of at least $190 million (including our estimated 40% share of Propelis) • Solid performance expected for the Memorialization segment • Demand and interest in our energy storage solutions are regaining strength as customer quotes since early February 2025 have exceeded $150 million • Cost reduction program on track OUTLOOK FOR FISCAL 2025 5

FINANCIAL OVERVIEW

© 2025 Matthews International Corporation. All Rights Reserved. Q3 2025 SUMMARY 7 Q3 2024 Q3 2025 Sales $ 427.8 $ 349.4 Diluted EPS $ 0.06 $ 0.49 Non-GAAP Adjusted EPS* $ 0.56 $ 0.28 Net Income Attributable to Matthews $ 1.8 $ 15.4 Adjusted EBITDA* $ 44.7 $ 44.6 ($ in millions except per-share amounts) Q3 YTD YTD 2024 YTD 2025 Sales $ 1,349.0 $ 1,178.8 Diluted EPS $ 0.27 $ 0.10 Non-GAAP Adjusted EPS* $ 1.62 $ 0.76 Net Income Attributable to Matthews $ 8.5 $ 3.0 Adjusted EBITDA* $ 147.0 $ 136.0 3rd Quarter ("Q3") Highlights Sales • Decrease primarily reflected the divestiture of SGK on May 1, 2025 GAAP EPS • Gain on the divestiture of SGK (net of transaction-related costs) was the most significant factor in the increase, partially offset by higher income taxes and interest expense Adjusted EBITDA • Divestiture of SGK on May 1, 2025 • Increases in the Industrial Technologies and Memorialization segments, and lower corporate and other non-operating costs Adjusted EPS • Higher interest expense, primarily reflecting the higher rate on the new bonds compared to the previous bonds • Prior year reflected discrete tax benefits * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 8 23.0% 21.1% $202.7 $203.7 Q3 FY2024 Q3 FY2025 $632.9 $599.8 FY2024 FY2025 $38.7 $42.8 Q3 FY2024 Q3 FY2025 $122.1 $124.5 FY2024 FY2025 19.1% 21.0% 19.3% 20.7% ($ in millions) Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Lower unit sales of caskets, memorial products, and cremation equipment, offset partially by higher mausoleum sales • Price realization to mitigate cost increases • Favorable net impact of recently completed acquisitions and divestitures Adjusted EBITDA • Benefits from cost-savings initiatives, price realization to mitigate cost increases, and the favorable net impact of recent acquisitions and divestitures • Lower volume and higher material costs * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 9 15.5% 12.4% 15.6%10.3% ($ in millions) $91.7 $87.9 Q3 FY2024 Q3 FY2025 $319.2 $249.3 FY2024 FY2025 $4.2 $9.0 Q3 FY2024 Q3 FY2025 $23.8 $16.9 FY2024 FY2025 4.6% 10.3% 7.5% 6.8% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Engineering sales continue to be impacted by recent challenges offset partially by higher sales for the warehouse automation business • Favorable currency impacts of $2.9 million for Q3 and $1.0 million YTD Adjusted EBITDA • Primarily impacted by lower engineering sales • Benefits from cost-reduction initiatives * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. BRAND SOLUTIONS ($ in millions) 10 15.4% 12.9% $133.4 $57.7 Q3 FY2024 Q3 FY2025 $396.9 $329.7 FY2024 FY2025 $16.1 $5.0 Q3 FY2024 Q3 FY2025 $44.3 $32.9 FY2024 FY2025 8.7%12.0% 11.2% 10.0% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Decrease primarily reflected the divestiture of the SGK Business on May 1, 2025 • Improved year over year sales for the period prior to the divestiture Adjusted EBITDA • Divestiture of the SGK Business on May 1, 2025 • Portion of earnings in Propelis to be recognized on 3 month lag * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. • YTD cash flows reflected costs related to the SGK transaction, contested proxy, legal costs, working capital impact of Tesla disputes, and restructuring actions • Outstanding debt reduced $120 million in Q3 • Quarterly dividend of $0.25/share, payable 8/25/25 CAPITALIZATION AND CASH FLOWS 11 Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $776.5 $702.5$735.7 $682.1 09/30/24 06/30/25 ($ in millions) Cash $40.8 $20.4 9/30/24 06/30/25 Operating Cash Flow $43.3 $(33.9) YTD FY2024 YTD FY2025 * See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

SUPPLEMENTAL INFORMATION

© 2025 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, and constant currency adjusted EBITDA, and net debt. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

# ADJUSTED EBITDA

## NON-GAAP RECONCILIATION (Unaudited) (In thousands)

| | Three Months Ended June 30, 2025 | Three Months Ended June 30, 2024 | Nine Months Ended June 30, 2025 | Nine Months Ended June 30, 2024 |
|---|---|---|---|---|
| **Net income** | **$ 15,387** | **$ 1,777** | **$ 2,999** | **$ 8,501** |
| Income tax provision (benefit) | 43,477 | (8,829) | 38,391 | (10,677) |
| **Income (loss) before income taxes** | **$ 58,864** | **$ (7,052)** | **$ 41,390** | **$ (2,176)** |
| Interest expense, including RPA and factoring financing fees (1) | 16,804 | 14,005 | 50,668 | 40,539 |
| Depreciation and amortization * | 15,836 | 23,657 | 56,571 | 70,441 |
| Acquisition and divestiture related items (2)** | (9,473) | 2,266 | 6,877 | 5,565 |
| Gain on sale of SGK Business | (57,103) | — | (57,103) | — |
| Strategic initiatives and other items (3)**† | 10,315 | 6,246 | 16,303 | 17,128 |
| Highly inflationary accounting losses (primarily non-cash) (4) | 325 | 185 | 1,036 | 895 |
| Stock-based compensation | 8,841 | 5,331 | 19,838 | 14,309 |
| Non-service pension and postretirement expense (5) | 141 | 108 | 407 | 327 |
| **Total Adjusted EBITDA** | **$ 44,550** | **$ 44,746** | **$ 135,987** | **$ 147,028** |
| *Adjusted EBITDA margin* | *12.8 %* | *10.5 %* | *11.5 %* | *10.9 %* |

*(1) Includes fees for receivables sold under the RPA and factoring arrangements totaling $974 and $1,225 for the three months ended June 30, 2025 and 2024, respectively, and $3,291 and $3,638 for the nine months ended June 30, 2025 and 2024, respectively.*

*(2) Includes certain non-recurring items associated with recent acquisition and divestiture activities and also includes a loss of $2,072 for the three and nine months ended June 30, 2025 related to the divestiture of a business in the Industrial Technologies segment. The fiscal 2025 third quarter amount reflects a reclassification of transaction costs totaling $9,738 which have been presented as a component of gain on sale of SGK Business.*

*(3) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $5,795 and $3,166 for the three months ended June 30, 2025 and 2024, respectively, and $14,419 and $8,138 for the nine months ended June 30, 2025 and 2024, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $207 for the three months ended June 30, 2025 and $5,109 for the nine months ended June 30, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the nine months ended June 30, 2025. Fiscal 2025 also includes loss recoveries totaling $538,000 for the three months ended June 30, 2025 and $1,708 for the nine months ended June 30, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.*

*(4) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.*

*(5) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.*

* Depreciation and amortization was $7,394 and $7,073 for the Memorialization segment, $5,489 and $5,796 for the Industrial Technologies segment, $2,357 and $9,702 for the Brand Solutions segment, and $596 and $1,086 for Corporate and Non-Operating, for the three months ended June 30, 2025 and 2024, respectively. Depreciation and amortization was $21,766 and $20,400 for the Memorialization segment, $16,807 and $17,744 for the Industrial Technologies segment, $15,935 and $28,943 for the Brand Solutions segment, and $2,063 and $3,354 for Corporate and Non-Operating, for the nine months ended June 30, 2025 and 2024, respectively.

** Acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges were $552 and $1,108 for the Memorialization segment, $9,079 and $4,490 for the Industrial Technologies segment, $1,692 and $1,473 for the Brand Solutions segment, and income of $10,481 and costs of $1,441 for Corporate and Non-Operating, for the three months ended June 30, 2025 and 2024, respectively. Acquisition costs, ERP system integration costs, and strategic initiatives and other charges were $4,265 and $2,204 for the Memorialization segment, $15,462 and $14,288 for the Industrial Technologies segment, $2,822 and $2,694 for the Brand Solutions segment, and $631 and $3,507 for Corporate and Non-Operating, for the nine months ended June 30, 2025 and 2024, respectively.

† Strategic initiatives and other items includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling expenses of $2,438 and $1,079 for the three months ended June 30, 2025 and 2024, respectively, and expenses of $1,133 and $3,862 for the nine months ended June 30, 2025 and 2024, respectively.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
14

# ADJUSTED NET INCOME AND EARNINGS PER SHARE

## NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

| | Three Months Ended June 30, | | | | Nine Months Ended June 30, | | | |
|---|---|---|---|---|---|---|---|---|
| | 2025 | | 2024 | | 2025 | | 2024 | |
| | | per share | | per share | | per share | | per share |
| **Net income attributable to Matthews** | **$ 15,387** | **$ 0.49** | **$ 1,777** | **$ 0.06** | **$ 2,999** | **$ 0.10** | **$ 8,501** | **$ 0.27** |
| Acquisition and divestiture costs (1) | (6,901) | (0.22) | 1,626 | 0.05 | 5,807 | 0.19 | 4,036 | 0.13 |
| Strategic initiatives and other charges (2) | 10,615 | 0.33 | 6,715 | 0.22 | 14,516 | 0.45 | 15,812 | 0.51 |
| Gain on sale of SGK Business | (14,155) | (0.45) | — | — | (14,155) | (0.45) | — | — |
| Highly inflationary accounting losses (primarily non-cash) (3) | 325 | 0.01 | 185 | 0.01 | 1,036 | 0.03 | 895 | 0.03 |
| Non-service pension and postretirement expense (4) | 106 | — | 82 | — | 305 | 0.01 | 246 | 0.01 |
| Amortization | 2,605 | 0.08 | 6,777 | 0.22 | 12,271 | 0.39 | 20,843 | 0.67 |
| Tax-related (5) | 1,207 | 0.04 | 136 | — | 1,207 | 0.04 | 136 | — |
| **Adjusted net income** | **$ 9,189** | **$ 0.28** | **$ 17,298** | **$ 0.56** | **$ 23,986** | **$ 0.76** | **$ 50,469** | **$ 1.62** |

*Note: The after-tax gain on sale of the SGK Business reflects the estimated discrete tax impacts of the divestiture transaction. Other adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 18.2% and 23.7% for the three and nine months ended June 30, 2025, respectively, and 13.0% and 18.8% for the three and nine months ended June 30, 2024, respectively.*

*(1) Includes certain non-recurring items associated with recent acquisition and divestiture activities and also includes a loss of $2,072 for the three and nine months ended June 30, 2025 related to the divestiture of a business in the Industrial Technologies segment. The fiscal 2025 third quarter amount reflects a reclassification of transaction costs totaling $9,738, which have been presented as a component of gain on sale of SGK Business.*

*(2) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $5,795 and $3,166 for the three months ended June 30, 2025 and 2024, respectively, and $14,419 and $8,138 for the nine months ended June 30, 2025 and 2024, respectively. Fiscal 2025 includes costs related to the pending sale of the Company's interest in the Brand Solutions business which totaled $1,748 for the three months ended June 30, 2025 and $1,748 for the nine months ended June 30, 2025. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $207 for the three months ended June 30, 2025 and $5,109 for the nine months ended June 30, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the nine months ended June 30, 2025. Fiscal 2025 also includes loss recoveries totaling $538,000 for the three months ended June 30, 2025 and $1.7 million for the nine months ended June 30, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.*

*(3) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.*

*(4) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.*

*(5) Represents tax-related items incurred in connection with assets the Company previously wrote off in Russia.*

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
15

# CONSTANT CURRENCY SALES AND ADJUSTED EBITDA

## NON-GAAP RECONCILIATION (Unaudited) (In thousands)

| | Memorialization | Industrial Technologies | Brand Solutions | Corporate and Non-Operating | Consolidated |
|---|---|---|---|---|---|
| Reported sales for the quarter ended June 30, 2025 | $ 203,728 | $ 87,901 | $ 57,748 | $ — | $ 349,377 |
| Changes in foreign exchange translation rates | (222) | (2,944) | (1,405) | — | (4,571) |
| Constant currency sales for the quarter ended June 30, 2025 | $ 203,506 | $ 84,957 | $ 56,343 | $ — | $ 344,806 |
| Reported sales for the nine months ended June 30, 2025 | $ 599,834 | $ 249,269 | $ 329,745 | $ — | $ 1,178,848 |
| Changes in foreign exchange translation rates | 285 | (1,029) | 1,839 | — | 1,095 |
| Constant currency sales for the nine months ended June 30, 2025 | $ 600,119 | $ 248,240 | $ 331,584 | $ — | $ 1,179,943 |
| Reported adjusted EBITDA for the quarter ended June 30, 2025 | $ 42,801 | $ 9,047 | $ 5,004 | $ (12,302) | $ 44,550 |
| Changes in foreign exchange translation rates | 4 | (150) | (384) | 81 | (449) |
| Constant currency adjusted EBITDA for the quarter ended June 30, 2025 | $ 42,805 | $ 8,897 | $ 4,620 | $ (12,221) | $ 44,101 |
| Reported adjusted EBITDA for the nine months ended June 30, 2025 | $ 124,451 | $ 16,921 | $ 32,892 | $ (38,277) | $ 135,987 |
| Changes in foreign exchange translation rates | 81 | (80) | — | 27 | 28 |
| Constant currency adjusted EBITDA for the nine months ended June 30, 2025 | $ 124,532 | $ 16,841 | $ 32,892 | $ (38,250) | $ 136,015 |

** See Disclaimer (page 2) for Management's assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
16

© 2025 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 17 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Long-term debt, current maturities $ 6,379 $ 6,357 $ 7,260 $ 6,853 Long-term debt 696,120 815,823 801,951 769,614 Total debt 702,499 822,180 809,211 776,467 Less: Cash and cash equivalents (20,383) (40,246) (33,513) (40,816) Net Debt $ 682,116 $ 781,934 $ 775,698 $ 735,651 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)